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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Commission file number 001-12211


       Date of Report (Date of earliest event reported): February 4, 1998
                                                         ----------------



                       ECHELON INTERNATIONAL CORPORATION
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


               FLORIDA                                   59-2554218
     ----------------------------                 ----------------------
     (State or other jurisdiction                      (IRS Employer
          of incorporation)                         Identification No.)



One Progress Plaza, Suite 1500, St. Petersburg, FL         33701
--------------------------------------------------     ------------
    (Address of principal executive offices)            (Zip code)



                                 (813) 803-8200
                        -------------------------------
                        (Registrant's telephone number)






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Item 5. Other Events.

Effective February 4, 1998, the Board of Directors of Echelon International Corporation expanded to six and elected L. Raymond Eastin, to serve as a member of the Echelon Board. Mr. Eastin is President and CEO of Blue Circle Materials North America, the concrete and masonry operations of Blue Circle Industries PLC, in the U.S. and Canada.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        ECHELON INTERNATIONAL CORPORATION



Date:       February 4, 1998            By: /s/ Susan G. Johnson
      ----------------------------          -----------------------------
                                            SUSAN G. JOHNSON, Esq.
                                            Vice President